                                                                    EXHIBIT 99.8

CASE NAME:      KEVCO DISTRIBUTION, LP                             ACCRUAL BASIS

CASE NUMBER:    401-40789-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2001
                                       -----------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                        TREASURER
---------------------------------------            -----------------------------
Original Signature of Responsible Party                         Title

WILFORD W. SIMPSON                                       DECEMBER 18, 2001
---------------------------------------            -----------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ Dennis S. Faulkner                                   DEBTOR'S ACCOUNTANT
---------------------------------------            -----------------------------
Original Signature of Preparer                                 Title

DENNIS S. FAULKNER                                       DECEMBER 18, 2001
---------------------------------------            -----------------------------
Printed Name of Preparer                                        Date

CASE NAME:       KEVCO DISTRIBUTION, LP                     ACCRUAL BASIS - 1

CASE NUMBER:     401-40789-BJH-11

COMPARATIVE BALANCE SHEET

                                                             SCHEDULED         MONTH           MONTH
ASSETS                                                         AMOUNT          OCT-01          NOV-01          MONTH
------                                                      ------------    ------------    ------------     ---------
1.  Unrestricted Cash (FOOTNOTE)                                  41,421               0               0
2.  Restricted Cash
3.  Total Cash                                                    41,421               0               0
4.  Accounts Receivable-Net (FOOTNOTE)                        17,545,859         314,759         314,759
5.  Inventory (FOOTNOTE)                                      27,611,039
6.  Notes Receivable
7.  Prepaid Rent                                                 236,697
8.  Other (Attach List)                                          303,392
9.  Total Current Assets                                      45,738,408         314,759         314,759
10. Property, Plant & Equipment                               22,049,500       9,739,582       9,739,582
11. Less: Accumulated Depreciation/Depletion                  (6,151,901)       (844,526)       (844,526)
12. Net Property, Plant & Equipment (FOOTNOTE)                15,897,599       8,895,056       8,895,056
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)           5,741,869         481,876         481,876
15. Other (Attach List)                                      100,961,429     124,266,400     124,230,864
16. Total Assets                                             168,339,305     133,958,091     133,922,555

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable (FOOTNOTE)                                                     413,580         413,580
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List) (FOOTNOTE)                                             1,705,946       1,705,946
23. Total Post Petition Liabilities                                            2,119,526       2,119,526

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                   75,885,064      14,891,816      13,358,109
25. Priority Debt (FOOTNOTE)                                   1,412,879
26. Unsecured Debt                                            19,966,456      18,555,081      18,555,081
27. Other (Attach List)                                      243,205,150     244,988,081     244,988,081
28. Total Pre Petition Liabilities                           340,469,549     278,434,978     276,901,271
29. Total Liabilities                                        340,469,549     280,554,504     279,020,797

EQUITY

30. Pre Petition Owners' Equity                                             (172,130,244)   (172,130,244)
31. Post Petition Cumulative Profit Or (Loss)                                (33,655,068)    (33,690,604)
32. Direct Charges To Equity (FOOTNOTE)                                       59,188,899      60,722,606
33. Total Equity                                                            (146,596,413)   (145,098,242)
34. Total Liabilities and Equity                                             133,958,091     133,922,555


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO DISTRIBUTION, LP                       SUPPLEMENT TO

CASE NUMBER:      401-40789-BJH-11                            ACCRUAL BASIS - 1

                                                SCHEDULED       MONTH        MONTH
ASSETS                                            AMOUNT       OCT-01        NOV-01         MONTH
------                                         -----------  ------------  ------------   -----------
A.  Inventory Vendor Deposit                       130,000
B.  Leased Facility Deposit                        173,392
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                        303,392             0             0

A.  Goodwill: Shepherd Products                  5,223,119
B.  Goodwill: DARCO                                518,750
C.  Capitalized Lease                                            481,876       481,876
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                           5,741,869       481,876       481,876

A.  Intercompany Receivables (FOOTNOTE)        100,961,429   124,266,400   124,230,864
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15                   100,961,429   124,266,400   124,230,864

POST PETITION LIABILITIES

A.  Accrued Liabilities                                          588,787       588,787
B.  Long Term Leases                                           1,107,492     1,107,492
C.  Accrued Interest: Bank                                         9,667         9,667
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                          1,705,946     1,705,946

PRE PETITION LIABILITIES

A.  Interco.Payables (FOOTNOTE)                114,705,150   116,488,081   116,488,081
B.  10 3/8% Senior Sub. Notes                  105,000,000   105,000,000   105,000,000
C.  Sr. Sub. Exchangeable Notes                 23,500,000    23,500,000    23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                          243,205,150   244,988,081   244,988,081

CASE NAME:         KEVCO DISTRIBUTION, LP                      ACCRUAL BASIS - 2

CASE NUMBER:       401-40789-BJH-11




INCOME STATEMENT
                                                MONTH             MONTH                        QUARTER
REVENUES                                        OCT-01            NOV-01         MONTH          TOTAL
--------                                      -----------       -----------   -----------    -----------
1.  Gross Revenues
2.  Less: Returns & Discounts
3.  Net Revenue

COST OF GOODS SOLD

4.  Material
5.  Direct Labor
6.  Direct Overhead
7.  Total Cost Of Goods Sold
8.  Gross Profit

OPERATING EXPENSES

9.  Officer / Insider Compensation
10. Selling & Marketing                             1,937               570                        2,507
11. General & Administrative                        6,564               891                        7,455
12. Rent & Lease
13. Other (Attach List)
14. Total Operating Expenses                        8,501             1,461                        9,962
15. Income Before Non-Operating
    Income & Expense                               (8,501)           (1,461)                      (9,962)

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                52,356                                         52,356
17. Non-Operating Expense (Att List)                                 34,075                       34,075
18. Interest Expense
19. Depreciation / Depletion
20. Amortization
21. Other (Attach List)
22. Net Other Income & Expenses                    52,356           (34,075)                      18,281

REORGANIZATION EXPENSES

23. Professional Fees
24. U.S. Trustee Fees
25. Other (Attach List)
26. Total Reorganization Expenses
27. Income Tax
28. Net Profit (Loss)                              43,855           (35,536)                       8,319

This form  x  does     does not have related footnotes on Footnotes Supplement.
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



CASE NAME:         KEVCO DISTRIBUTION, LP                       SUPPLEMENT TO

CASE NUMBER:       401-40789-BJH-11                            ACCRUAL BASIS - 2



INCOME STATEMENT

                                                MONTH             MONTH                        QUARTER
OPERATING EXPENSES                              OCT-01            NOV-01         MONTH          TOTAL
------------------                            -----------       -----------   -----------    -----------
A.
B.
C.
D.
E.

         TOTAL OTHER OPERATING
          EXPENSES - LINE 13

OTHER INCOME & EXPENSES

A.  Collection of Bad Debts                        52,356                                         52,356
B.
C.
D.
E.

          TOTAL NON-OPERATING
           INCOME - LINE 16                        52,356                                         52,356

A.  Reduction of Inventory Escrow (FOOTNOTE)                         34,075                       34,075
B.
C.
D.
E.

          TOTAL NON-OPERATING
           EXPENSE - LINE 17                                         34,075                       34,075

A.
B.
C.
D.
E.

          TOTAL OTHER EXPENSE - LINE 21

REORGANIZATION EXPENSES

A.
B.
C.
D.
E.

           TOTAL OTHER REORGANIZATION
              EXPENSES - LINE 25

CASE NAME:          KEVCO DISTRIBUTION, LP                     ACCRUAL BASIS - 3

CASE NUMBER:        401-40789-BJH-11


CASH RECEIPTS AND                               MONTH          MONTH                       QUARTER
DISBURSEMENTS                                   OCT-01         NOV-01        MONTH          TOTAL
-------------                                   ------         ------        -----         -------
1.  Cash - Beginning Of Month                         SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

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



CASE NAME:     KEVCO DISTRIBUTION LP             SUPPLEMENT TO ACCRUAL BASIS -3
                                                 NOVEMBER, 2001
CASE NUMBER:   401-40789-BJH-11                  CASH RECEIPTS AND DISBURSEMENTS


                                              DIST LP         MFG          MGMT        KEVCO INC      TOTAL
                                              -------      ---------    ----------     ---------    ---------
1.  CASH-BEGINNING OF MONTH                        --        150,805     3,592,787         1,000    3,744,592

   RECEIPTS FROM OPERATIONS
2.  CASH SALES                                     --             --                                       --
   COLLECTION OF ACCOUNTS RECEIVABLE
3.  PRE PETITION                                   --             --                                       --
4.  POST PETITION                                                 --                                       --

5.  TOTAL OPERATING RECEIPTS                       --             --           --             --           --

   NON OPERATING RECEIPTS
6.  LOANS & ADVANCES                                              --                                       --
7.  SALE OF ASSETS                            161,834      1,461,045                                1,622,879
8.  OTHER                                       9,755            879         6,258         4,701       21,593
     INTERCOMPANY TRANSFERS                    (8,140)        15,437        (7,297)                        --
             SALE EXPENSE REIMBURSEMENT
             INCOME TAX REFUND
             RENT
             PAYROLL TAX ADVANCE RETURNED
             MISC.                              9,755
             INTEREST INCOME                                                 6,258         4,701

9.  TOTAL NON OPERATING RECEIPTS              163,449      1,477,361        (1,039)        4,701    1,644,472

10. TOTAL RECEIPTS                            163,449      1,477,361        (1,039)        4,701    1,644,472

11. CASH AVAILABLE                            163,449      1,628,166     3,591,748         5,701    5,389,064

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                             18,582                     18,582
13. PAYROLL TAXES PAID                                            --         6,780                      6,780
14. SALES, USE & OTHER TAXES PAID                                 --            11                         11
15. SECURED/RENTAL/LEASES                                         --         1,741                      1,741
16. UTILITIES                                     600             --           339                        939
17. INSURANCE                                                     --        13,130                     13,130
18. INVENTORY PURCHASES                                           --                                       --
19. VEHICLE EXPENSE                                               --                                       --
20. TRAVEL                                                        --                                       --
21. ENTERTAINMENT                                                 --                                       --
22. REPAIRS & MAINTENANCE                                         --                                       --
23. SUPPLIES                                                      --                                       --
24. ADVERTISING                                                                                            --
25. OTHER                                     162,849      1,477,367         9,065         4,701    1,653,982
          LOAN PAYMENTS                       161,834      1,461,045            --         4,701    1,627,580
             FREIGHT                               62          6,324                                    6,386
             CONTRACT LABOR                                       --                                       --
             401 K PAYMENTS                                       --                                       --
             PAYROLL TAX ADVANCE ADP                                                                       --
             WAGE GARNISHMENTS                                                                             --
             MISC.                                953          9,998         9,065                     20,016

26. TOTAL OPERATING DISBURSEMENTS             163,449      1,477,367        49,648         4,701    1,695,165

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                             --        38,768                     38,768
28. US TRUSTEE FEES                                               --                                       --
29. OTHER                                                                                                  --
30. TOTAL REORGANIZATION EXPENSE                   --             --        38,768            --       38,768

31. TOTAL DISBURSEMENTS                       163,449      1,477,367        88,416         4,701    1,733,933

32. NET CASH FLOW                                  --             (6)      (89,455)           --      (89,461)

33. CASH- END OF MONTH                             --        150,799     3,503,332         1,000    3,655,131

CASE NAME:         KEVCO DISTRIBUTION, LP                      ACCRUAL BASIS - 4

CASE NUMBER:       401-40789-BJH-11

                                               SCHEDULED            MONTH          MONTH
ACCOUNTS RECEIVABLE AGING                       AMOUNT             OCT-01          NOV-01        MONTH
-------------------------                      ---------           ------          ------        -----
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +                                                         314,759         314,759
5.   Total Accounts Receivable                17,545,859          314,759         314,759
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net) (FOOTNOTE)     17,545,859          314,759         314,759

AGING OF POST PETITION                                      MONTH:  NOVEMBER-01
TAXES AND PAYABLES                                                --------------

                              0 - 30    31 - 60    61 - 90    91 +
TAXES PAYABLE                  DAYS      DAYS       DAYS      DAYS     TOTAL
-------------                 ------    -------    -------    ----     -----
1.   Federal
2.   State
3.   Local
4.   Other (See Below)       413,580                                 413,580
5.   Total Taxes Payable     413,580                                 413,580
6.   Accounts Payable                                                      0

                                                            MONTH:  NOVEMBER-01
                                                                  --------------
STATUS OF POST PETITION TAXES

                                        BEGINNING TAX    AMOUNT WITHHELD                         ENDING TAX
FEDERAL                                   LIABILITY*     AND/OR ACCRUED        (AMOUNT PAID)     LIABILITY
-------                                 -------------    ---------------       -------------     ----------
1.  Withholding **
2.  FICA - Employee **
3.  FICA - Employer **
4.  Unemployment
5.  Income
6.  Other (Attach List)
7.  Total Federal Taxes

STATE AND LOCAL

8.  Withholding
9.  Sales
10. Excise
11. Unemployment
12. Real Property (FOOTNOTE)                  413,580                                               413,580
13. Personal Property
14. Other (Attach List)
15. Total State And Local                     413,580                                               413,580
16. Total Taxes                               413,580                                               413,580

  * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

 ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
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


CASE NAME:       KEVCO DISTRIBUTION, LP                        ACCRUAL BASIS - 5

CASE NUMBER:     401-40789-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                             MONTH:  NOVEMBER-01
                                                                   -------------

BANK RECONCILIATIONS                              Account # 1        Account # 2
--------------------                            -----------------    -----------
A.  BANK:                                                                              Other Accounts        TOTAL
B.  ACCOUNT NUMBER:                                                                     (Attach List)
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement
2.  Add: Total Deposits Not Credited
3.  Subtract: Outstanding Checks
4.  Other Reconciling Items
5.  Month End Balance Per Books
6.  Number of Last Check Written                                                                                 0


INVESTMENT ACCOUNTS

                                             DATE         TYPE OF
BANK, ACCOUNT NAME & NUMBER               OF PURCHASE    INSTRUMENT   PURCHASE PRICE     CURRENT VALUE
---------------------------               -----------    ----------   --------------     -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                           0

CASH

12. Currency On Hand                                                                            0
13. Total Cash - End of Month                                                                   0

This form     does  x  does not have related footnotes on Footnotes Supplement.
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

CASE NAME:    KEVCO DISTRIBUTION, LP                           ACCRUAL BASIS - 6

CASE NUMBER:  401-40789-BJH-11                             MONTH:    NOVEMBER-01
                                                                 ---------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                      TYPE OF          AMOUNT       TOTAL PAID
             NAME                     PAYMENT           PAID         TO DATE
             ----                     -------          ------       ----------
1.  Martin, Steve                   Payroll                             99,229
2.  Martin, Steve                   Exp. Reimb.                          1,390
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                                         100,619

                                  PROFESSIONALS

                                 DATE OF
                               COURT ORDER                                           TOTAL
                               AUTHORIZING       AMOUNT    AMOUNT     TOTAL PAID    INCURRED
             NAME                PAYMENT        APPROVED    PAID       TO DATE      & UNPAID*
             ----              -----------      --------   ------     ----------    ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals

    * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS


                             SCHEDULED    AMOUNTS       TOTAL
                              MONTHLY      PAID         UNPAID
                             PAYMENTS     DURING         POST
   NAME OF CREDITOR             DUE        MONTH       PETITION
   ----------------          --------     -------     ----------
1.  Bank of America                                   13,358,109
2.  Leases Payable                                    None
3.
4.
5.  (Attach List)
6.  TOTAL                                             13,358,109

This form     does  x  does not have related footnotes on Footnotes Supplement.
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


CASE NAME:      KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 7

CASE NUMBER:    401-40789-BJH-11
                                                             MONTH:  NOVEMBER-01
QUESTIONNAIRE                                                      -------------

                                                                                  YES      NO
                                                                                  ---      --
1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                        X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                    X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                              X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                X

5.   Have any Post Petition Loans been received by the debtor from any party?               X

6.   Are any Post Petition Payroll Taxes past due?                                          X

7.   Are any Post Petition State or Federal Income Taxes past due?                          X

8.   Are any Post Petition Real Estate Taxes past due?                                      X

9.   Are any other Post Petition Taxes past due?                                            X

10.  Are any amounts owed to Post Petition creditors delinquent?                            X

11.  Have any Pre Petition Taxes been paid during the reporting period?                     X

12.  Are any wage payments past due?                                                        X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

(SEE FOOTNOTE)

INSURANCE

                                                                                  YES      NO
                                                                                  ---      --
1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                          X

2.   Are all premium payments paid current?                                        X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.



                              INSTALLMENT PAYMENTS

    TYPE OF POLICY          CARRIER               PERIOD COVERED        PAYMENT AMOUNT & FREQUENCY
    --------------          -------               --------------        --------------------------
Property                 Lexington, Allianz       5/29/00-3/1/02            Semi-Annual $26,485
Group Health             Blue Cross/Blue Shield   Terminated 8/1/01                 N/A
Auto                     Liberty Mutual           9/1/00-3/1/02             Semi-Annual $ 3,333
General Liability        Liberty Mutual           9/1/00-3/1/02             Semi-Annual $64,657

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


CASE NAME:        KEVCO DISTRIBUTION, LP                 FOOTNOTES SUPPLEMENT

CASE NUMBER:      401-40789-BJH-11                           ACCRUAL BASIS

                                                        MONTH: NOVEMBER 30, 2001
                                                              ------------------

ACCRUAL
BASIS
FORM
NUMBER       LINE NUMBER         FOOTNOTE / EXPLANATION
------       -----------         ----------------------
  1               1              Pursuant to the February 12, 2001 Order (1)
  3               1              Authorizing Continued Use of Existing Forms and
  2              17A             Records; (2) Authorizing Maintenance of
                                 Existing Corporate Bank Accounts and Cash
                                 Management System; and (3) Extending Time to
                                 Comply with 11 U.S.C. Section 345 Investment
                                 Guidelines, funds in the Bank of America and
                                 Key Bank deposit accounts are swept daily into
                                 Kevco's lead account number 1295026976. The
                                 Bank of America lead account is administered
                                 by, and held in the name of Kevco Management
                                 Co. (co-debtor, Case No. 401-40788-BJH-11).
                                 Accordingly, all cash receipts and
                                 disbursements flow through Kevco Management's
                                 Bank of America DIP account. A schedule
                                 allocating receipts and disbursements among
                                 Kevco, Inc. and its subsidiaries is included in
                                 this report as a Supplement to Accrual Basis
                                 -3.

  1               4              As of July, the remaining accounts receivable
  4               7              are for commissions earned for the sale of
                                 consigned inventory. Although collection is
                                 uncertain, Debtor will maintain these
                                 receivables on the balance sheet until such
                                 time as the likelihood of collection can be
                                 more accurately determined.

  1               5,12           Pursuant to Asset Purchase Agreements approved
                                 by the Court (see prior Monthly Operating
                                 Reports for details), Debtor has sold most of
                                 its assets.

  1              22              The Debtor records on its books accruals for
                                 certain liabilities based on historical
                                 estimates. While known creditors were listed on
                                 the Debtor's Schedules, the estimated amounts
                                 were not. Accordingly, for purposes of this
                                 report, the accrued liabilities are reflected
                                 as post-petition "Accrued Liabilities."

  1              15A             Intercompany receivables/payables are from/to
  1              27A             co-debtors Kevco Management Co. (Case No.
  7               3              401-40788-BJH-11), Kevco Manufacturing, LP
                                 (Case No. 401-40784-BJH-11), Kevco Holding,
                                 Inc. (Case No. 401-40785-BJH-11), DCM Delaware,
                                 Inc. (Case No. 401-40787-BJH-11), Kevco GP,
                                 Inc. (Case No. 401-40786-BJH-11), Kevco
                                 Components, Inc. (Case No. 401-40790-BJH-11),
                                 and Kevco, Inc. (Case No. 401-40783-BJH-11),

  1              18              Property tax owing is an accrual only and not
  4              12              yet due.

  1              24              The direct charges to equity are due to secured
  1              32              debt reductions pursuant to sales of Kevco
                                 Manufacturing, LP's operating divisions, the
                                 asset sale of the South Region of Kevco
                                 Distribution, as well as direct cash payments.
                                 The secured debt owed to Bank of America by
                                 Kevco, Inc. (Case No. 401-40783-BJH) has been
                                 guaranteed by all of its co-debtors (see
                                 Footnote 1,27A); therefore, the secured debt is
                                 reflected as a liability on all of the Kevco
                                 entities. The charge to equity is simply an
                                 adjustment to the balance sheet.

  1              25              Pursuant to Order dated February 12, 2001 and
                                 Supplemental Order dated March 14, 2001,
                                 debtors were authorized to pay pre-petition
                                 salaries and wages up to a maximum of $4,300
                                 per employee. Debtors were also (a) allowed to
                                 pay accrued vacation to terminated employees
                                 and (b) permitted to continue allowing
                                 employees to use vacation time as scheduled.
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